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Exhibit 99.1

Auxilium Pharmaceuticals to Merge with Canadian Biotechnology Company QLT

Accelerates Auxilium's Ongoing Transformation Into Leading
North American Specialty Biopharmaceutical Company

Canadian-Domiciled Structure Creates Stronger Financial Position,
Competitive Partnering and M&A Platform

Platform Enables Continued Product and Therapeutic Diversification; Expands Geographic Footprint

        CHESTERBROOK, Pa. and VANCOUVER, Canada—June 26, 2014—Auxilium Pharmaceuticals, Inc. (NASDAQ: AUXL), a fully integrated specialty biopharmaceutical company, and QLT Inc. (NASDAQ: QLTI) (TSX: QLT), a Canadian-based biotechnology company focused on developing innovative orphan ophthalmology products, today announced that they have entered into a definitive agreement under which Auxilium plans to merge with QLT. The transaction is expected to drive shareholder value creation by accelerating Auxilium's ongoing transformation into a leading diversified North American specialty biopharmaceutical company. As a result of the merger, Auxilium expects to have an expanded corporate platform that includes focused investments in research and development and the continued pursuit of new products and M&A due to cost and tax synergies. The companies also intend to continue to pursue a potential partnering agreement for QLT's promising late-stage retinoid program.

        Under the terms of the agreement, a wholly-owned subsidiary of QLT will be merged with and into Auxilium. QLT will remain incorporated in British Columbia, Canada, and will be renamed "New Auxilium." Current shareholders of Auxilium will receive 3.1359 QLT shares for each Auxilium share, subject to certain adjustments. For QLT shareholders, the transaction represents a 25% premium based on a calculation of the closing NASDAQ stock prices of Auxilium and QLT on June 25, 2014, the last trading day prior to the announcement of the merger. When completed, Auxilium shareholders will own approximately 76% of the combined entity on a fully diluted basis, and current QLT shareholders will own approximately 24%, subject to certain adjustments.

        Adrian Adams, Chief Executive Officer and President of Auxilium, stated, "Building on Auxilium's strong foundation and commercial expertise, the merger with QLT represents a unique opportunity to accelerate our desired strategic transformation into a leading, diversified North American specialty biopharmaceutical company. We are creating what we believe is a more competitive and efficient platform to capitalize on greater market opportunities and position Auxilium to deliver meaningful value for shareholders while enhancing our ability to invest in and offer innovative products that make a difference in the lives of underserved patients."

        "We believe that this is an excellent transaction for QLT shareholders and provides them with the opportunity to benefit from the potential upside of the combined company," said Jason Aryeh, Chairman of QLT. "We believe that Adrian Adams and the Auxilium team have proven their ability to execute and deliver on a strategy for providing quality specialty biopharmaceutical products to fill significant unmet medical needs around the world. I am confident that under their leadership, and with the advantages presented by our combined organization, this transaction will leave the merged company well-positioned to achieve sustained growth."

        The combined organization will be led by Auxilium's current leadership team and will maintain Auxilium's current offices in Chesterbrook, Pennsylvania. All current Auxilium directors are expected to join the merged company's board, joined by two current QLT directors. Auxilium does not expect any material changes to its current U.S. operations or employment as a result of this transaction, and expects to grow its presence in both the U.S. and Canada. Shares of the combined company are expected to trade on NASDAQ and QLT is expected to be delisted from the Toronto Stock Exchange.

        Mr. Adams continued, "We believe this transaction will facilitate the continued build out of our current portfolio and provide us with the corporate platform and strong financial position to build on our strength in men's healthcare and enable expansion into new specialty therapeutic focus areas. The transaction aligns with Auxilium's well-defined growth strategy and our intention to build a more diversified global organization through the aggressive pursuit of product licensing and M&A. We expect Auxilium to create increased value for shareholders and patients for years to come."

QLT Retinoid Program

        QLT's synthetic retinoid program is a replacement for 11-cis-retinal and is under development for the treatment of retinal diseases caused by gene mutations that interfere with the availability of 11-cis-retinal. QLT has conducted safety and proof of concept clinical studies to evaluate its oral synthetic retinoid in patients with Leber Congenital Amaurosis (LCA) or Retinitis Pigmentosa (RP). The innovative ophthalmology program is nearing Phase 3 development. With its orphan drug designation, QLT's synthetic retinoid program augments Auxilium's existing orphan drug portfolio and allows Auxilium to expand its orphan drug reach outside of the U.S. Auxilium and QLT intend to continue to pursue discussions around a potential partnering agreement for this promising late-stage retinoid program.

Approvals and Further Details

        The transaction, which has been unanimously approved by the Boards of both companies, is subject to certain conditions and approvals, including regulatory approvals in the U.S. and Canada, if necessary, the approval of both companies' shareholders, consents under Auxilium's senior secured credit facility required as a result of the transaction or, in lieu of such consents, the refinancing of such facility, receipt of an opinion of counsel to Auxilium that "New Auxilium" should not be treated as a U.S. domestic corporation for U.S. federal income tax purposes, and other negotiated closing conditions. Deutsche Bank has delivered a commitment letter for a $225 million facility for the refinancing of the senior secured credit facility (together with cash on hand) that is subject to the execution of definitive agreements and other conditions. The transaction is expected to close in the fourth quarter of 2014, and is expected to be taxable to Auxilium shareholders. Holders representing approximately 32% of QLT shares outstanding have agreed to vote in favor of the transaction.

        Deutsche Bank, Skadden Arps and Morgan Lewis acted as advisors to Auxilium. Houlihan Lokey Financial Advisors, Inc. also acted as an advisor to Auxilium. Credit Suisse, McCullough O'Connor Irwin LLP, Nutter McClennen & Fish LLP and KPMG LLP acted as advisors to QLT.

Conference Call

        Auxilium will conduct a conference call with financial analysts to discuss this news release today at 8:30 a.m. ET. The presentation slides to be used during the call will be available on the "Investors" section of Auxilium's web site under the "Presentations" tab at 8:30 a.m. ET. A question and answer session will follow the presentation. The conference call and the presentation slides will be simultaneously webcast on the "Investors" section of Auxilium's website under the "Events" tab. The conference call will be archived via webcast for future review until July 26, 2014. Investors and other interested parties may call 866-510-0712 and enter passcode AUXILIUM. Please dial in 10 minutes prior to the scheduled start time.

About Auxilium

        Auxilium Pharmaceuticals, Inc. is a fully integrated specialty biopharmaceutical company with a focus on developing and commercializing innovative products for specialist audiences. With a broad range of first- and second-line products across multiple indications, Auxilium is an emerging leader in the men's healthcare area and has strategically expanded its product portfolio and pipeline in orthopedics, dermatology and other therapeutic areas. The Company now has a broad portfolio of 12 approved products. Among other products in the U.S., Auxilium markets edex® (alprostadil for injection), an injectable treatment for erectile dysfunction, Osbon ErecAid®, the leading device for aiding erectile dysfunction, STENDRA® (avanafil), an oral erectile dysfunction therapy, Testim® (testosterone gel) for the topical treatment of hypogonadism, TESTOPEL® (testosterone pellets) a long-acting implantable testosterone replacement therapy, XIAFLEX® (collagenase clostridium histolyticum or CCH) for the treatment of Peyronie's disease and XIAFLEX for the treatment of Dupuytren's contracture. The Company also has programs in Phase 2 clinical development for the treatment of Frozen Shoulder syndrome and cellulite. To learn more, please visit www.Auxilium.com.

About QLT

        QLT is a biotechnology company dedicated to the development and commercialization of innovative ocular products that address the unmet medical needs of patients and clinicians worldwide. QLT is focused on developing its synthetic retinoid program for the treatment of certain inherited retinal diseases. QLT's head office is based in Vancouver, Canada and the Company is publicly traded on NASDAQ Stock Market (symbol: QLTI) and the Toronto Stock Exchange (symbol: QLT). For more information about the Company's products and developments, please visit our web site at www.qltinc.com.

No Offer or Solicitation

        This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

        In connection with the proposed merger, QLT plans to file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that will include a joint proxy statement of Auxilium and QLT that also constitutes a prospectus of QLT. Auxilium and QLT will mail the joint proxy statement/prospectus to their respective stockholders. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about Auxilium and QLT, free of charge, at the website maintained by the SEC at www.sec.gov and, in QLT's case, also at the website maintained by the Canadian Securities Administrators ("CSA") at www.sedar.com. You may also obtain these documents, free of charge, from Auxilium's website (www.Auxilium.com) under the heading "Investors—SEC Filings" or by directing a request to Auxilium, Attention: Investor Relations, 640 Lee Road, Chesterbrook, PA 19087. You may also obtain these documents, free of charge, from QLT's website (www.qltinc.com) under the tab "Investors" and then under the headings "Securities Filings" and "Proxy Circulars" or by directing a request to QLT, Attention: Investor Relations, 887 Great Northern Way, Suite 250, Vancouver, BC, Canada, V5T 4T5.

Participants in the Solicitation

        The respective directors and executive officers of Auxilium and QLT and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Auxilium's directors and executive officers is available in its definitive proxy statement filed with the SEC by Auxilium on April 10, 2014, and information regarding QLT directors and executive officers is available in its Annual Report on Form 10-K/A filed with the SEC and applicable Canadian securities regulators by QLT on April 30, 2014. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC and the applicable Canadian securities regulators when they become available.

Cautionary Statement Regarding Forward-Looking Statements

        To the extent any statements made in this press release contain information that is not historical, these statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and may be forward-looking information as defined under applicable Canadian securities legislation (collectively, "forward-looking statements").

        These forward-looking statements relate to, among other things, the degree to which the transaction accelerates Auxilium's ongoing transformation into a leading diversified North American specialty pharmaceutical company; whether the combined company's profitability increases in the future; the degree to which the transaction enhances Auxilium's growth profile, expands its geographic reach or the efficiencies of Auxilium's platform to drive shareholder value creation through increased investments in research and development; whether Auxilium pursues or obtains a potential strategic or partnering agreement for QLT's late-stage retinoid program; whether the transaction enables Auxilium to create a more competitive and efficient global platform, capitalize on greater market opportunities, positions Auxilium to deliver value for its shareholders, or enhances Auxilium's ability to invest in or offer innovative products; whether this transaction will facilitate the continued build-out of Auxilium's current portfolio and further build out its men's healthcare portfolio and establish new specialty therapeutic areas; whether the reorganized company is positioned to achieve growth, sustained or otherwise; whether QLT or Auxilium shareholders will receive any of the anticipated benefits of the transaction; the degree to which the closing of the transaction results in any changes to Auxilium's current U.S. operations or employment agreements, whether Auxilium will grow its presence in either the U.S. or Canada; whether QLT's synthetic retinoid program augments Auxilium's existing orphan drug portfolio or allows Auxilium to expand its orphan drug reach outside of the U.S.; when the transaction will close, if at all; completion of the various steps of the transaction including filing and mailing of the joint proxy statement/prospectus; the expected benefits of the proposed transaction such as efficiencies, cost savings, tax benefits, enhanced cash management flexibility, growth potential, market profile and financial strength; the tax consequences to shareholders; the competitive ability and position of the combined company; the expected timing of the completion of the transaction; whether the transaction will be taxable to Auxilium shareholders; or the securities exchange on which shares of the new parent company of Auxilium will trade. Forward-looking statements can generally be identified by the use of words such as "believe", "anticipate", "expect", "estimate", "intend", "continue", "plan", "project", "will", "may", "should", "could", "would", "target", "potential" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements herein that contain forward-looking statements are qualified by these cautionary statements Although Auxilium and QLT believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by Auxilium and QLT stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Auxilium and QLT operations will be greater than expected; the ability of Auxilium and QLT to obtain consents of lenders or to obtain refinancing in connection with the transaction, and if the transaction is consummated, the adequacy of the capital resources of "New Auxilium;" the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes, including changes in tax laws or interpretations that could increase "New Auxilium's" or Auxilium's consolidated tax liabilities, including, if the transaction is consummated, changes in tax laws that would result in "New Auxilium" being treated as a domestic corporation for United States federal tax purposes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the biopharmaceutical and medical device industries, or the business and operations of either of Auxilium or QLT as detailed from time to time in each of Auxilium's and QLT's reports filed with the SEC and, in QLT's case, the applicable Canadian securities regulators. There can be no assurance that the proposed merger will in fact be consummated.

        Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this press release, as well as under Item 1.A. in each of Auxilium's and QLT's respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2013, and Item 1.A in each of Auxilium's and QLT's most recent Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014. Auxilium and QLT caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Auxilium and QLT, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. Neither QLT nor Auxilium undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.

Auxilium Contacts:

Keri P. Mattox / SVP, IR & Corporate Communications
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
kmattox@auxilium.com

Nichol L. Ochsner / Senior Director, IR & Corporate Communications
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
nochsner@auxilium.com

For Media:
George Sard, David Reno, Alexandra LaManna
Sard Verbinnen and Co.
(212) 687-8080

QLT Contacts:
Investor & Media Relations
Andrea Rabney or David Pitts
Argot Partners
(212) 600-1902
andrea@argotpartners.com
david@argotpartners.com

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  Exhibit 99.1
Auxilium Pharmaceuticals to Merge with Canadian Biotechnology Company QLT